UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: September 15, 2017 (Date of earliest event reported:  September 13, 2017)

RBC BEARINGS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	333-124824	95-4372080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tribology Center

Oxford, CT 06478

(Address of principal executive offices) (Zip Code)

(203) 267-7001

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                     Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Executive Officer Performance Based Compensation Plan

The RBC Bearings Incorporated (the “Company”) Executive Officer Performance Based Compensation Plan (the “Plan”) was approved by the stockholders at its Annual General Meeting of Stockholders on September 13, 2017 and became effective as of April 2, 2017. The Plan was filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 27, 2017 as Exhibit 10.1 to a Current Report on Form 8-K and is incorporated herein by reference.

2017 Long Term Incentive Plan

The Company’s 2017 Long Term Incentive Plan (the "LTIP") was approved by the stockholders at its Annual General Meeting of Stockholders on September 13, 2017 and became effective on September 13, 2017. The LTIP was filed with the SEC on July 27, 2017 as Exhibit 10.2 to a Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; changes in Fiscal Year.

As reported below in Item 5.07, at the Company’s Annual General Meeting of Stockholders on September 13, 2017, the stockholders approved a proposal to amend the Company’s Bylaws to replace plurality voting with majority voting in uncontested director elections. The amended and restated Bylaws are effective as of September 13, 2017 and as a result, a majority of the total number of votes cast in uncontested director elections will be required for election of directors of the Company beginning in 2018.

A summary of the amendment to the company’s Bylaws was included as part of Proposal 5 in the Company’s definite proxy statement which was filed with the SEC on July 28, 2017 (the “2017 Proxy Statement”). The above description and the summary contained in the 2017 Proxy Statement are qualified by and subject to the full text of the Bylaws as amended and restated which are filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	At the Company’s Annual General Meeting of Stockholders on September 13, 2017, the stockholders (1) elected all three of the Company’s nominees for director; (2) ratified the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for fiscal year 2018; (3) approved, on an advisory basis, the compensation paid to the Company's named executive officers; (4) approved, on an advisory basis, the frequency of the advisory vote on compensation paid to the Company’s named executive officers to be held every year; (5) approved a resolution to amend the Company’s Bylaws to replace the plurality voting standard with a majority voting standard in uncontested director elections; (6) approved the Company’s Executive Officer Performance Based Compensation Plan; and (7) approved the Company’s 2017 Long Term Incentive Plan with the number of authorized shares to be issued under the 2017 Long Term Incentive Plan equal to 1,500,000.

(b)	Shares were voted on these proposals as follows:

Proposal 1. The election of one director in Class III to serve a term of one year and the election of two directors in Class III to serve a term of three years

	Nominees	For	Withheld	Broker Non Vote
(a)	Mitchell I. Quain	19,481,798	3,418,499	471,104
(b)	Dr. Michael J. Hartnett	22,487,622	412,675	471,104
(b)	Dr. Amir Faghri	21,715,161	1,185,136	471,104

(a) to hold office in Class III for a one year term until the Company’s 2018 Annual General Meeting of Stockholders.

(b) to hold office in Class III for a three year term until the Company’s 2020 Annual General Meeting of Stockholders:

Proposal 2. To ratify the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for fiscal year 2018:

For	Against	Abstain
23,364,383	5,684	1,334

Proposal 3. The approval, on an advisory basis, of the compensation paid to the Company's named executive officers.

For	Against	Abstain	Broker Non Vote
22,485,089	356,551	58,657	471,104

Proposal 4. The approval, on an advisory basis, of the frequency of holding a stockholder advisory vote on the Company’s named executive officer compensation

1 year	2 years	3 years	Abstain
17,709,800	33,901	5,156,094	502

Proposal 5. To approve the ratification of the amendment of the Company’s Bylaws to replace plurality voting with majority voting in uncontested director elections.

For	Against	Abstain	Broker Non Vote
22,877,874	14,956	7,467	471,104

Proposal 6. To approve the Company’s Executive Officer Performance Based Compensation Plan.

For	Against	Abstain	Broker Non Vote
22,490,891	387,423	21,983	471,104

Proposal 7. To approve the Company’s 2017 Long Term Incentive Plan with the number of authorized shares to be issued under the 2017 Long Term Incentive Plan equal to 1,500,000.

For	Against	Abstain	Broker Non Vote
16,324,175	6,554,851	21,271	471,104

(d) As indicated in the 2017 Proxy Statement, based on the stockholder vote on Proposal 4 above, the Company will conduct an advisory vote on executive compensation annually until the next vote on the frequency of the advisory vote on executive compensation.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits

Exhibit No.	Description
3.1	Amended and restated Bylaws of RBC Bearings Incorporated (as of September 13, 2017)
10.1	Executive Officer Performance Based Compensation Plan (incorporated by reference to Exhibit 10.1 to RBC Bearings Incorporated’s Current Report on Form 8-K filed on July 27, 2017)
10.2	RBC Bearings Inc. 2017 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.2 to RBC Bearings Incorporated’s Current Report on Form 8-K filed on July 27, 2017)

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 15, 2017

RBC BEARINGS INCORPORATED

By:	/s/ Thomas J. Williams
Name: Thomas J. Williams
Title: Corporate General Counsel & Secretary